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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 4, 1999
                       (Date of earliest event reported)

                               PACTIV CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                       001-15157                     36-2552989
(State or Other Jurisdiction     (Commission File Number)             (IRS Employer
      of Incorporation)                                          Identification Number)

               1900 WEST FIELD COURT, LAKE FOREST, ILLINOIS 60045
              (Address of Principal Executive Offices) (Zip Code)

                                 (847) 482-2000
              (Registrant's Telephone Number, Including Area Code)

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     Pactiv Corporation, formerly known as Tenneco Packaging Inc. (the
"Registrant"), submits the following information:

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On November 4, 1999, pursuant to a Distribution Agreement (the "Distribution Agreement") dated as of November 3, 1999, between the Registrant and Tenneco Inc. ("Tenneco"): (i) Tenneco and its subsidiaries completed various intercompany transfers and distributions designed to restructure their existing businesses so the assets, liabilities and operations of (A) the packaging business and administrative services operations are owned, directly and indirectly, by the Registrant, and (B) the automotive business are owned, directly and indirectly, by Tenneco; and (ii) Tenneco distributed (the "Distribution") pro rata to holders of Tenneco's common stock, par value $.01 per share, all of the outstanding common stock, par value $.01 per share, of the Registrant.

     The Distribution and the other transactions contemplated by the Distribution Agreement are more fully described in the Registrant's Registration Statement on Form 10 filed July 15, 1999, with the Securities and Exchange Commission, as amended (the "Registrant's Form 10").

ITEM 5.  OTHER EVENTS.

     The Registrant changed its name to "Pactiv Corporation" immediately before the consummation of the Distribution. Pursuant to the restructuring of Tenneco's indebtedness for money borrowed in connection with the transactions contemplated by the Distribution Agreement, on November 4, 1999, the Registrant issued debt securities in the aggregate principal amount of approximately $1.17 billion, which were exchanged by Tenneco for certain debt securities (the "Tenneco Debt Securities") of Tenneco (the "Debt Exchange"). Tenneco then canceled the Tenneco Debt Securities. For additional information concerning the Distribution and the transactions contemplated thereby, see Item 2, above. The Debt Exchange is more fully described in the Registrant's Registration Statement on Form S-4 filed July 15, 1999, with the Securities and Exchange Commission, as amended.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The financial statements relating to the businesses acquired required by Item 7 of Form 8-K were previously reported in the Registrant's Form 10.

     (b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information with respect to the businesses acquired was previously reported in the Registrant's Form 10.

     (c) EXHIBITS. The following is filed herewith. The exhibit number corresponds with Item 601 of Regulation S-K.

    EXHIBIT NO.   DESCRIPTION
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
         2        Distribution Agreement (the "Distribution Agreement"), dated as of November 3, 1999, by and between the Registrant
                  (formerly known as Tenneco Packaging Inc.) and Tenneco Inc.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PACTIV CORPORATION

                                          By:  /s/ JAMES V. FAULKNER, JR.
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                                                   James V. Faulkner, Jr.
                                             Vice President and General Counsel
Dated: November 11, 1999

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